LORD ABBETT INVESTMENT TRUST

Lord Abbett Convertible Fund

Supplement dated July 1, 2019 to the

Summary Prospectus dated April 1, 2019

Effective August 1, 2019, the following table replaces the table in the subsection under “Management – Portfolio Managers” on page 12 of the summary prospectus:

Portfolio Manager/Title	Member of the Portfolio Management Team Since
Alan R. Kurtz, Portfolio Manager	2003

Please retain this document for your future reference.